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                                                                    EXHIBIT 99.2


                                  POET/SOFTWARE
                      DATA MANAGEMENT FOR THE INTERNET AGE


                         ANALYST CONFERENCE
                         FEBRUARY, 21, 2000
                         DIRK BARTELS, PRESIDENT UND CEO
                         JOCHEN WITTE, CFO

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                                                                 [POET LOGO]
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CONTENTS

-  INTRODUCTION

-  POET ON THE CAPITAL MARKET

-  FINANCIALS

-  STRATEGY & OUTLOOK

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INTRODUCTION                                                      [POET LOGO]
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[PHOTO OF DIRK BARTELS & JOCHEN WITTE]           A DYNAMIC DUO


-  DIRK BARTELS, Chief Executive Officer, age 39

-  JOCHEN WITTE, Chief Financial Officer, age 39

-  Working together for over 10 years

-  A software specialist and a business strategist . . .

-  The foundation of POET's Executive Management Team


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INTRODUCTION                                                      [POET LOGO]
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IMPRESSIVE MILESTONES

              1999

POET eCatalog Suite Product launch

109 employees

IPO in Frankfurt, Neuer Markt


              1998

New XML based Internet Solutions

POET Content Management Suite (CMS) Product launch


              1995

POET Holdings, Inc.

US headquarters, San Mateo, CA

R&D and European headquarters, Hamburg


              1993

POETSoftware GmbH, Hamburg

1st provider of object-oriented database systems for Windows


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INTRODUCTION                                                      [POET LOGO]
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                   From the `Old Days' to the `Internet Age'

                                   [GRAPHIC]

                             Evolution of Data =
                Increasing volume, complexity, access, speed


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INTRODUCTION                                                      [POET LOGO]
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Our Competitve Advantages

- GROWTH SEGMENT BUSINESS TO BUSINESS COMMERCE (B2B)

- INNOVATIVE INTERNET SOLUTIONS based upon XML, JAVA and POET's database platform

- ESTABLISHED IN key markets U.S. and GERMANY

- Experienced INTERNATIONAL MANAGEMENT TEAM


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INTRODUCTION                                                      [POET LOGO]
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AN EXCITING PRODUCT RANGE:

Core Data Management Technology and Internet Solutions

                                   [GRAPHIC]


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INTRODUCTION                                                      [POET LOGO]
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NEWS SINCE THE IPO


-  Sales / Marketing

         - eBusiness software solutions partnership with Compaq Germany established

         -  UK office opened in December

         -  Major CMS wins in Q4 (Marcel Dekker, Haufe)

-  Product development

         -  POET CMS 2.1 Released

         -  POET ECS 2.0 in Pre-Release


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                                                                 [POET LOGO]
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CONTENTS

-  INTRODUCTION

-  POET ON THE CAPITAL MARKET

-  FINANCIALS

-  STRATEGY & OUTLOOK


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POET ON THE CAPITAL MARKET                                        [POET LOGO]
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                                POET'S PEER GROUP
               INTERNET INFRASTRUCTURE AND CONTENT MANAGEMENT


-  Object Database Companies
   -  Excelon (EXLN, formerly Object Design)
   -  Versant (VSNT)

-  Internet Infrastructure and Content Management (US)
   -  Ondisplay (ONDS)
   -  Bluestone Software (BLSW)
   -  Interleaf (LEAF), pending acquisition from Broadvision
   -  WebMethods (WEBM), initial public offering in Feb 2000

-  Neuer Markt
   -  iXOS (XOS)
   -  Gauss (GSO)
   -  Tiscon (TIS)


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POET ON THE CAPITAL MARKET                                        [POET LOGO]
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PEER GROUP COMPARISON (15.8.99 - 14.2.00)


                               [PERFORMANCE GRAPH]


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                                                                 [POET LOGO]
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CONTENTS

-  INTRODUCTION

-  POET ON THE CAPITAL MARKET

-  FINANCIALS

-  STRATEGY & OUTLOOK


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FINANCIALS                                                        [POET LOGO]
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Q4 1999 OVERVIEW


-  Revenues 2,9 MIO USD (Q4 98: 2,5 MIO USD)

-  Growth in product revenues: 34%, without Novell: 80%

-  License revenue 78% of total (Q4 98: 68%)

-  Gross Margin 78% (Q4 98: 72%)

-  Internet solutions 24% of total product sales (Q4 98: 3%)

-  Quarterly loss  -1,3 MIO USD (Q4 98: -0,9 MIO USD)


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FINANCIALS                                                        [POET LOGO]
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OVERVIEW PRELIMINARY RESULTS 1999

-  Total revenue 10,6 MIO USD (1998: 8,9 MIO USD)

-  Growth in product revenues: 38%, without Novell: 47%

-  License revenue 74% of total (1998: 64%)

-  Gross Margin 78% (1998: 71%)

-  Internet solutions 13% of total product sales (1998: 2%)

-  Net loss of -5,6 MIO USD is smaller than expected by analysts

-  Equity ratio: 91%


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FINANCIALS                                                        [POET LOGO]
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REVENUE GROWTH 1995 - 1999


                               [PERFORMANCE GRAPH]


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FINANCIALS                                                        [POET LOGO]
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OPERATING EXPENSES


                [PERFORMANCE GRAPH]         [PERFORMANCE GRAPH]


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FINANCIALS - BALANCE SHEET                                       [POET LOGO]
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
POET HOLDINGS, INC.                                                     DECEMBER 31,
CONSOLIDATED BALANCE SHEETS                                  -------------------------------
(IN THOUSANDS - USD) US-GAAP / UNAUDITED                       1999         1998      CHANGE
                                                             -------      -------     ------
CURRENT ASSETS
Cash and Equivalents and Short Term Investments               44.350        4.776       829%
Accounts Receivable (net)                                      2.125        1.590        34%
Inventories and other current assets                             320          376       -15%
                                                             -------      -------      ----
TOTAL CURRENT ASSETS                                          46.795        6.742       594%
Property and Equipment- net                                      581          538         8%
Other Assets                                                     224          253       -11%
                                                             -------      -------      ----
TOTAL ASSETS                                                  47.600        7.533       532%
                                                             =======      =======      ====

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable                                                 934          518        80%
Accrued Liabilities                                            2.057          956       115%
Deferred Revenue                                                 845        2.197       -62%
Current Portion of Debt                                          282          262         8%
                                                             -------      -------      ----
CURRENT LIABILITIES                                            4.118        3.933         5%
                                                             -------      -------      ----

Long Term Obligation                                             418        2.906       -86%
Redeemable Convertible Preferred Stock and Warrants                0       15.996      -100%

EQUITY
Common Stock                                                      11            1      1000%
Additional Paid in Capital                                    65.582        2.287      2768%
Deferred Stock Compensation                                     -927       -1.237       -25%
Retained Earnings                                            -22.058      -16.494        34%
Translation Adjustments and other                                456          141       223%
                                                             -------      -------      ----
TOTAL STOCKHOLDERS' EQUITY (DEFICIENCY)                       43.064      -15.302      -381%
                                                             -------      -------      ----
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)       47.600        7.533       532%
                                                             =======      =======      ====


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FINANCIALS - STATEMENT OF OPERATIONS                             [POET LOGO]
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
POET HOLDINGS, INC.                            YEAR ENDED DECEMBER 31,
CONSOLIDATED STATEMENTS OF OPERATIONS      -----------------------------
(IN THOUSANDS - USD) US-GAAP UNAUDITED      1999        1998      CHANGE
                                           ------      ------     ------
REVENUES
Product                                     7.812       5.668        38%
Consulting & Training                       1.505       1.819       -17%
Maintenance                                 1.297       1.430        -9%
                                           ------      ------      ----
TOTAL REVENUES                             10.614       8.917        19%

OPERATING EXPENSES
Cost of Product                               295         295         0%
Cost of Consulting & Training               1.052       1.184       -11%
Cost of Maintenance                         1.029       1.067        -4%
Selling and Marketing                       7.591       5.922        28%
Research and Development                    3.221       2.612        23%
General and administrative                  1.825       1.428        28%
Amort. of deferred Stock compensation         626          47      1232%
                                           ------      ------      ----
TOTAL OPERATING EXPENSES                   15.639      12.555        25%

                                           ------      ------      ----
OPERATING LOSS                             -5.025      -3.638        38%
                                           ------      ------      ----

Interest Expense                           -1.114        -382       192%
Interest Income and Other, net                567          45      1160%
                                           ------      ------      ----
INCOME (LOSS) BEFORE TAXES                 -5.572      -3.975        40%
                                           ------      ------      ----

Income taxes                                    8         -15      -153%
                                           ------      ------      ----
NET LOSS                                   -5.564      -3.990        39%
                                           ======      ======      ====


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FINANCIALS - CASH FLOWS                                          [POET LOGO]
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
POET HOLDINGS, INC.                                   YEAR ENDED DECEMBER 31,
CONSOLIDATED STATEMENTS OF CASH FLOWS              -----------------------------
(IN THOUSANDS - USD) US-GAAP UNAUDITED              1999        1998      CHANGE
                                                   ------      ------     ------
NET LOSS                                           -5.564      -3.990        39%
Adjustments to Net Loss
  Depreciation and Amortization                     1.991         632       215%
  Changes in Assets and Liabilities
     Trade Accounts Receivable                       -682        -430        59%
     Inventories                                       13          19       -32%
     Other Current Assets                              17        -177      -110%
     Other Assets                                      -4          37      -111%
     Accounts Payable and Accrued Liabilities       1.637          73      2142%
     Deferred Revenues                             -1.326       1.251      -206%
                                                   ------      ------      ----
NET CASH USED BY OPERATING ACTIVITIES              -3.918      -2.585        52%
                                                   ------      ------      ----

NET CASH FROM INVESTING ACTIVITIES
  Purchases of property, furniture and equip.        -501        -199       152%
                                                   ------      ------      ----

  Borrowings                                        3.912         -91      -4399%
  Repayments of Debt                               -2.151       1.338      -261%
  Preferred Stock Issued, net                         475       4.964       -90%
  Common Stock Issued, net                         41.662          14    297486%
                                                   ------      ------      ----
NET CASH FROM FINANCING ACTIVITIES                 43.898       6.225       605%
                                                   ------      ------      ----

Effect of Exchange Rate Changes on Cash                95        -190      -150%
                                                   ------      ------      ----
INCREASE/DECREASE IN CASH                          39.574       3.251      1117%
                                                   ------      ------      ----

OPENING CASH                                        4.776       1.525       213%
                                                   ------      ------      ----
ENDING BALANCE                                     44.350       4.776       829%
                                                   ======      ======      ====


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FINANCIALS                                                         [POET LOGO]
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EMPLOYEES

                              [PERFORMANCE GRAPH]


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                                                                 [POET LOGO]
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CONTENTS

-  INTRODUCTION

-  POET ON THE CAPITAL MARKET

-  FINANCIALS

-  STRATEGY & OUTLOOK


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STRATEGY AND OUTLOOK                                             [POET LOGO]
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SUCCESSFUL Q4 AND CY 1999

-  Successful introduction of B2B and XML Internet Solutions

-  Strategic partnership with Ariba

-  Successful Initial Public Offering

- Internet Solutions grew from 3% to 24% of license revenues in Q4

-  Product License Growth outside Novell: 80% over Q4 98



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STRATEGY AND OUTLOOK                                             [POET LOGO]
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STRATEGIC OBJECTIVES FOR CY 2000


-  Establish market leadership in electronic Catalogs

-  Continue expansion into western europe

-  Expand Strategic Partnerships

-  Achieve significant higher revenue growth

- Increase share of internet solutions to about 50% of total license revenue by Q4 00


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                                  POET/SOFTWARE
                      DATA MANAGEMENT FOR THE INTERNET AGE


                         ANALYST CONFERENCE
                         FEBRUARY, 21, 2000
                         DIRK BARTELS, PRESIDENT UND CEO
                         JOCHEN WITTE, CFO